UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 19, 2006

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 19, 2006, American Tower Corporation (the “Company”) issued a press release announcing an update regarding the Company’s restatement of its financial statements. A copy of the press release is furnished herewith as Exhibit 99.1.

As a result of the previously announced review of its historical stock option granting practices and related accounting, the Company announced on August 7, 2006, that a restatement of the Company’s previously issued financial statements was likely. Based on facts ascertained by the special committee of the Company’s Board of Directors investigating the Company’s stock option granting practices and related accounting, the Company has determined that it will need to restate its previously issued financial statements to record charges for stock-based compensation expense related to certain option grants and to account for the tax-related consequences. The special committee’s investigation is ongoing and it is continuing its review of these matters.

The Company expects to file an amended Annual Report on Form 10-K/A for the year ended December 31, 2005 to reflect the restatement of its consolidated financial statements as of December 31, 2005 and 2004 and for each of the years ended December 31, 2005, 2004 and 2003. The amended Annual Report will also reflect the restatement of selected financial data as of and for the years ended December 31, 2005, 2004, 2003, 2002 and 2001. The Company also expects to file an amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2006 to reflect the restatement of its condensed consolidated financial statements as of March 31, 2006 and for the three month periods ended March 31, 2006 and 2005. In addition, concurrently with the filing of its Form 10-K/A and Form 10-Q/A, the Company expects to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

The Company currently expects to file with the Securities and Exchange Commission its Form 10-K/A, Form 10-Q/A and Form 10-Q, as discussed above, in the next three to five weeks, subject to the timing of the completion of the investigation by the special committee.

This Form 8-K contains statements that constitute forward looking information within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the Company’s expectations regarding the restatement of its previously issued financial statements and the timing of the filing of Company reports with the Securities and Exchange Commission. Investors are cautioned that such forward-looking statements are not guarantees of future performance or events and involve risks and uncertainties and that actual developments and events may differ materially from the forward-looking statements as a result of various important factors. Factors that may cause such differences to occur include developments in the preparation of the Company’s restated financial statements or developments in the special committee’s investigation, as well as developments in the government investigations and the litigation relating to the Company’s historical stock option granting practices and related accounting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated September 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date: September 19, 2006	By:	/s/ William H. Hess
William H. Hess
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated September 19, 2006.